EOG RESOURCES, INC. AND SUBSIDIARIES

                           EXHIBITS TO FORM 10-K

                For the Fiscal Year Ended December 31, 2001

                    EOG RESOURCES, INC. AND SUBSIDIARIES

                             INDEX TO EXHIBITS


Exhibit
Number                          Description
-------                        -------------

3.1(a)     --    Restated Certificate of Incorporation (Exhibit 3.1 to
           Form S-1).

3.1(b)     --    Certificate  of Amendment of Restated Certificate  of
           Incorporation (Exhibit 4.1(b) to Form S-8 Registration Statement No. 33-52201, filed February 8, 1994).

3.1(c)     --    Certificate  of Amendment of Restated Certificate  of
           Incorporation (Exhibit 4.1(c) to Form S-8 Registration Statement No. 33-58103, filed March 15, 1995).

3.1(d) -- Certificate of Amendment of Restated Certificate of Incorporation, dated June 11, 1996 (Exhibit 3(d) to Form S-3 Registration Statement No. 333-09919, filed August 9, 1996).

3.1(e) -- Certificate of Amendment of Restated Certificate of Incorporation, dated May 7, 1997 (Exhibit 3(e) to Form S-3 Registration Statement No. 333-44785, filed January 23,
           1998).

3.1(f)     --    Certificate of Ownership and Merger, dated August 26,
           1999 (Exhibit 3.1(f) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

3.1(g) -- Certificate of Designations of Series E Junior Participating Preferred Stock, dated February 14, 2000 (Exhibit 2 to Form 8-A Registration Statement, filed February 18, 2000).

3.1(h) -- Certificate of Designation, Preferences and Rights of Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B, dated July 19, 2000 (Exhibit 3.1(h) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000).

3.1(i) -- Certificate of Designation, Preferences and Rights of the Flexible Money Market Cumulative Preferred Stock, Series D, dated July 25, 2000 (Exhibit 3.1(i) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000).

3.1(j) -- Certificate of Elimination of the Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, dated September 15, 2000 (Exhibit 3.1(j) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000).

3.1(k) -- Certificate of Elimination of the Flexible Money Market Cumulative Preferred Stock, Series C, dated September 15, 2000 (Exhibit 3.1(k) to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000).

3.2 -- By-laws, dated August 23, 1989, as amended and restated effective as of May 8, 2001. (Exhibit 3.1 to EOG's Quarterly Report on Form 10-Q for the three months ended March 31, 2001).

4.1(a)     --    Specimen  of Certificate evidencing the Common  Stock
           (Exhibit 3.3 to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

4.1(b) -- Specimen of Certificate Evidencing Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B (Exhibit 4.3(g) to EOG's Registration Statement on Form S-4 Registration Statement No. 333-36056, filed June 7, 2000).


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Exhibit
Number                          Description
-------                        -------------

4.1(c) -- Specimen of Certificate Evidencing Flexible Money Market Cumulative Preferred Stock, Series D (Exhibit 4.3(g) to EOG's Registration Statement on Form S-4 Registration Statement No. 333-36416, filed June 12, 2000).

4.2        --    Rights  Agreement,  dated as of  February  14,  2000,
           between EOG and First Chicago Trust Company of New York, which includes the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (Exhibit 1 to EOG's Registration Statement on Form 8-A, filed February 18, 2000).

4.3        --    Form  of  Rights  Certificate  (Exhibit  3  to  EOG's
           Registration  Statement  on Form 8-A,  filed  February  18,
           2000).

4.4 -- Indenture dated as of September 1, 1991, between EOG and Chase Bank of Texas National Association (formerly, Texas Commerce Bank National Association) (Exhibit 4(a) to EOG's Registration Statement on Form S-3 Registration Statement No. 33-42640, filed September 6, 1991).

4.5 -- Indenture dated as of _________, 2000, between EOG and The Bank of New York (Exhibit 4.6 to EOG's Registration Statement on Form S-3 Registration Statement No. 333-46858, filed September 28, 2000).

4.6        --    Amendment,  dated as of December  13,  2001,  to  the
           Rights Agreement, dated as of February 14, 2000, between EOG and First Chicago Trust Company of New York, as rights agent (Exhibit 2 to Amendment No. 1 to EOG's Registration Statement on Form 8-A/A filed December 14, 2001).

4.7 -- Letter dated December 13, 2001, from First Chicago Trust Company of New York to EOG resigning as rights agent effective January 12, 2002 (Exhibit 3 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A filed February 7, 2002).

4.8        --    Amendment,  dated as of December  20,  2001,  to  the
           Rights Agreement, dated as of February 14, 2000, between EOG and First Chicago Trust Company of New York, as rights agent (Exhibit 4 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A filed February 7, 2002).

4.9 -- Letter dated December 20, 2001, from EOG Resources, Inc. to EquiServe Trust Company, N.A. appointing EquiServe Trust Company, N.A. as successor rights agent (Exhibit 5 to Amendment No. 2 to EOG's Registration Statement on Form 8-A/A filed February 7, 2002).

10.1(a)    --    Amended and Restated 1994 Stock Plan (Exhibit 4.3  to
           Form   S-8  Registration  Statement  No.  33-58103,   filed
           March 15, 1995).

10.1(b) -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 12, 1995 (Exhibit 4.3(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1995).

10.1(c) -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 10, 1996 (Exhibit 4.3(a) to Form S-8 Registration Statement No. 333-20841, filed January 31, 1997).

10.1(d) -- Third Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 9, 1997 (Exhibit 4.3(d) to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.1(e) -- Fourth Amendment to Amended and Restated 1994 Stock Plan, dated effective as of May 5, 1998 (Exhibit 4.3(e) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.1(f) -- Fifth Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 8, 1998 (Exhibit 4.3(f) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

*10.1(g)   --    Sixth  Amendment to Amended and Restated  1994  Stock
           Plan, dated effective as of May 8, 2001.


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Exhibit
Number                          Description
-------                        -------------

10.2(a)    --    Stock Restriction and Registration Agreement dated as
           of August 23, 1989 (Exhibit 10.2 to Form S-1).

10.2(b) -- Amendment to Stock Restriction and Registration Agreement, dated December 9, 1997, between EOG and Enron Corp. (Exhibit 10.2(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.3 -- Tax Allocation Agreement, entered into effective as of the Deconsolidation Date, between Enron Corp., EOG, and the subsidiaries of EOG listed therein as additional parties (Exhibit 10.3 to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.4(a) -- Share Exchange Agreement, dated as of July 19, 1999, between Enron Corp. and EOG (Exhibit 2 to Form S-3 Registration Statement No. 333-83533, filed July 23, 1999).

10.4(b) -- Letter Amendment, dated July 30, 1999, to Share Exchange Agreement, between Enron Corp. and EOG (Exhibit 2.2 to EOG's Current Report on Form 8-K, filed August 31, 1999).

10.4(c) -- Letter Amendment, dated August 10, 1999, to Share Exchange Agreement, between Enron Corp. and EOG (Exhibit 2.3 to EOG's Current Report on Form 8-K, filed August 31, 1999).

10.4(d) -- Consent Agreement between EOG, Enron Corp., Enron Finance Partners, LLC, Enron Intermediate Holdings, LLC, Enron Asset Holdings, LLC and Aeneas, LLC, dated November 28, 2000.

10.5(a)    --     1993   Nonemployee  Directors  Stock   Option   Plan
           (Exhibit 10.14 to EOG's Annual Report on Form 10-K for the year ended December 31, 1992).

10.5(b)    --    First  Amendment to 1993 Nonemployee Directors  Stock
           Option Plan (Exhibit 10.14(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1996).

*10.5(c)   --    Second Amendment to 1993 Nonemployee Directors  Stock
           Option Plan, dated effective as of May 8, 2001.

10.6 -- ISDA Master Agreement, dated as of November 1, 1993, between EOG and Enron Risk Management Services Corp., and Confirmation Nos. 1268.0, 1286.0, 1291.0, 1292.0, 1304.0,
           1305.0,  1321.0,  1335.0, 1338.0, 1370.0,  1471.0,  1485.0,
           1486.0,  1494.0,  1495.0, 1509.0, 1514.0, 1533.01,  1569.0,
           1986.0,  2217.0,  2227.0, 2278.0,  2299.0,  2372.0,  2647.0
           (Exhibit 10.18 to EOG's Annual Report on Form 10-K for the year ended December 31, 1993).

10.7(a) -- 1992 Stock Plan (As Amended and Restated Effective June 28, 1999) (Exhibit A to EOG's Proxy Statement, dated June 4, 1999, with respect to EOG's Annual Meeting of Shareholders).

*10.7(b)   --    First  Amendment to 1992 Stock Plan (As  Amended  and
           Restated Effective June 28, 1999), dated  effective  as  of
           May 8, 2001.

10.8 -- Equity Participation and Business Opportunity Agreement, dated December 9, 1997, between EOG and Enron Corp. (Exhibit 10 to Form S-3 Registration Statement No. 333-44785, filed January 23, 1998).

10.9(a)    --    1996 Deferral Plan (Exhibit 10.63(a) to EOG's  Annual
           Report on Form 10-K for the year ended December 31, 1997).

10.9(b)    --   First Amendment to 1996 Deferral Plan, dated effective
           as of December 9, 1997 (Exhibit 10.63(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.9(c) -- Second Amendment to 1996 Deferral Plan, dated effective as of December 8, 1998 (Exhibit 10.63(c) to EOG's Annual Report on Form 10-K for the year ended December 31,
           1998).

Exhibit
Number                          Description
-------                        -------------

10.9(d)    --   1996  Deferral Plan, as amended and restated effective
           May 8, 2001 (Exhibit 4.4 to Form S-8 Registration Statement No. 333-84014, filed March 8, 2002).

10.10(a) -- Executive Employment Agreement between EOG and Mark G. Papa, effective as of November 1, 1997 (Exhibit 10.64 to EOG's Annual Report on Form 10-K for the year ended December 31, 1997).

10.10(b) -- First Amendment to Executive Employment Agreement between EOG and Mark G. Papa, effective as of February 1, 1999 (Exhibit 10.64(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.10(c) -- Second Amendment to Executive Agreement between EOG and Mark G. Papa, effective as of June 28, 1999 (Exhibit 10.64(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

*10.10(d)  --Third Amendment to Executive Employment Agreement between
           EOG and Mark G. Papa, entered into on June 20, 2001, and made effective as of June 1, 2001.

*10.10(e)  --Change of Control Agreement between EOG and Mark G. Papa, effective as of June 20, 2001.

10.11(a) -- Executive Employment Agreement between EOG and Edmund P. Segner, III, effective as of September 1, 1998 (Exhibit 10.65(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.11(b) -- First Amendment to Executive Employment Agreement between EOG and Edmund P. Segner, III, effective as of February 1, 1999 (Exhibit 10.65(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1998).

10.11(c) -- Second Amendment to Executive Employment Agreement between EOG and Edmund P. Segner, III, effective as of June 28, 1999 (Exhibit 10.65(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

*10.11(d)  --    Third  Amendment  to Executive  Employment  Agreement
           between EOG and Edmund P. Segner, III, entered into on June 22, 2001, and made effective as of June 1, 2001.

*10.11(e)  --    Change of Control Agreement between EOG and Edmund P.
           Segner, III, effective as of June 22, 2001.

10.12(a) -- Executive Employment Agreement between EOG and Barry Hunsaker, Jr., effective as of September 1, 1998 (Exhibit 10.66(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.12(b) -- First Amendment to Executive Employment Agreement between EOG and Barry Hunsaker, Jr., effective as of December 21, 1998 (Exhibit 10.66(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.12(c) -- Second Amendment to Executive Employment Agreement between EOG and Barry Hunsaker, Jr., effective as of February 1, 1999 (Exhibit 10.66(c) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

*10.12(d)  --    Third  Amendment  to Executive  Employment  Agreement
           between EOG and Barry Hunsaker, Jr., entered into on June 29, 2001, and made effective as of June 1, 2001.

*10.12(e)  --    Change  of  Control Agreement between EOG  and  Barry
           Hunsaker, Jr., effective as of June 29, 2001.

10.13(a)   --   Executive Employment Agreement between EOG and Loren M.
           Leiker, effective as of March 1, 1998 (Exhibit 10.67(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

Exhibit
Number                          Description
-------                        -------------

10.13(b) -- First Amendment to Executive Employment Agreement between EOG and Loren M. Leiker, effective as of February 1, 1999 (Exhibit 10.67(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

*10.13(c)  --    Second  Amendment  to Executive Employment  Agreement
           between EOG and Loren M. Leiker, entered into on July 1, 2001, and made effective as of June 1, 2001.

*10.13(d)  --    Change of Control Agreement between EOG and Loren  M.
           Leiker, effective as of July 1, 2001.

10.14(a) -- Executive Employment Agreement between EOG and Gary L. Thomas, effective as of September 1, 1998 (Exhibit 10.68(a) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

10.14(b) -- First Amendment to Executive Employment Agreement between EOG and Gary L. Thomas, effective as of February 1, 1999 (Exhibit 10.68(b) to EOG's Annual Report on Form 10-K for the year ended December 31, 1999).

*10.14(c)  --    Second  Amendment  to Executive Employment  Agreement
           between EOG and Gary L. Thomas, entered into on July 1, 2001, and made effective as of June 1, 2001.

*10.14(d)  --    Change of Control Agreement between EOG and  Gary  L.
           Thomas, effective as of July 1, 2001.

*10.15     --    Change  of  Control Severance Plan, (as  Amended  and
           Restated Effective May 8, 2001).

10.16      --    Employee Stock Purchase Plan (Exhibit 4.4 to Form S-8
           Registration Statement No. 333-62256, filed June 4, 2001).

10.17      --    Savings  Plan  (Exhibit 4.4 to Form S-8  Registration
           Statement No. 333-63184, filed June 15, 2001.

10.18      --    Executive  Officer Annual Bonus Plan  (Exhibit  C  to
           EOG's Proxy Statement, dated March 30, 2001, with respect to EOG's Annual Meeting of Shareholders).

*12        --    Computation of Ratio of Earnings to Fixed Charges and
           Combined Fixed Charges and Preferred Dividends.

16.1       --    Letter  regarding  change  in  certifying  accountant
           (Exhibit 16.1 to EOG's Current Report on Form 8-K, filed March 1, 2002).

*21        --   List of subsidiaries.

*23.1      --   Consent of DeGolyer and MacNaughton.

23.2       --    Opinion of DeGolyer and MacNaughton dated January 25,
           2002 (Exhibit 23.2 to EOG's Current Report on Form 8-K, filed on February 28, 2002).

*23.3      --   Consent of Arthur Andersen LLP.

*24        --   Powers of Attorney.

*99        --    Current  Report on Form 8-K, filed  on  February  28,
           2002.